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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                 APRIL 30, 2003
                                (DATE OF REPORT)



                               UGI UTILITIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        PENNSYLVANIA                     1-1398                  23-1174060
(STATE OR OTHER JURISDICTION       (COMMISSION FILE          (I.R.S. EMPLOYER
 OF INCORPORATION)                       NUMBER)             IDENTIFICATION NO.)



                              100 KACHEL BOULEVARD
                     GREEN HILLS CORPORATE CENTER, SUITE 400
                 READING, PENNSYLVANIA                 19607
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                 (610) 796-3400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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UGI Utilities, Inc.                                                     Form 8-K
Page 2                                                            April 30, 2003



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

            (99) Press Release of UGI Corporation, the parent of UGI Utilities, Inc., dated April 30, 2003, reporting financial results for UGI Corporation and UGI Utilities, Inc. for the second fiscal quarter ended March 31, 2003.


ITEM 9. REGULATION FD DISCLOSURE; AND


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On April 30, 2003, UGI Corporation, the parent of UGI Utilities, Inc., issued a press release announcing financial results for itself and UGI Utilities, Inc. for the second fiscal quarter ended March 31, 2003. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.



                                   SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d), the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          UGI UTILITIES, INC.
                                          (REGISTRANT)



                                          By:  /s/  Robert W. Krick
                                               ------------------------------
                                               Robert W. Krick
                                               Assistant Treasurer


Date: April 30, 2003
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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION

      99. Press Release of UGI Corporation dated April 30, 2003, reporting financial results for UGI Corporation and UGI Utilities, Inc. for the second fiscal quarter ended March 31, 2003.